EXHIBIT 32.1

SECTION 1350 CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER

I, Timothy W. Byrne, Chief Executive Officer of United States Lime & Minerals, Inc. (the “Company”), hereby certify that, to my knowledge:

(1)The Company’s periodic report on Form 10-Q for the quarterly period ended June 30, 2016 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 29, 2016	/s/ Timothy W. Byrne
Timothy W. Byrne
President and Chief Executive Officer